UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: January 21, 2011

(Date of earliest event reported)

VERIZON COMMUNICATIONS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8606	23-2259884
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

140 West Street New York, New York	10007
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 395-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On January 21, 2011, Verizon Communications Inc. (Verizon) issued a press release announcing a change to its method of accounting for pension and other post-employment benefits, which is provided as Exhibit 99.1 and incorporated herein by reference. Historically, Verizon has recognized actuarial gains and losses as a component of Equity in its consolidated balance sheets on an annual basis, amortizing them into operating results generally over the average future service period of active employees in these plans. During the fourth quarter of 2010, Verizon elected to immediately recognize actuarial gains and losses in its operating results in the year in which the gains and losses occur. This change is intended to improve the transparency of Verizon’s operational performance by recognizing the effects of current economic and interest rate trends on plan investments and assumptions. These gains and losses are generally measured annually as of December 31st and, accordingly, are recorded during the fourth quarter. Additionally, Verizon will no longer calculate expected return on plan assets using an averaging technique permitted under U.S. Generally Accepted Accounting Principles for the market-related value of plan assets but instead will use actual fair value of plan assets. Verizon has applied this change retrospectively, adjusting prior periods.

Verizon’s operating segment results follow internal management reporting which is used for making operating decisions and assessing performance. Historically, total benefit cost was allocated to each segment. As part of this change to its method of accounting, the service cost and the amortization of prior service costs, which are representative of the benefits earned by active employees during the period, will continue to be allocated to the segment in which the employee is employed, while interest cost and expected return on assets will now be recorded at the Corporate level. The recognition of actuarial gains and losses will also be recorded at the Corporate level. Verizon has adjusted prior-period segment information to conform to this presentation.

As a convenience to investors who may want to consider the effects of this change in accounting, we are making available in Exhibit 99.2 unaudited historical consolidated and wireline segment financial information for the past 7 quarters.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release issued by Verizon Communications Inc. (Verizon) announcing a change to its method of accounting for pensions and other post-employment benefits.

99.2	Verizon unaudited historical financial information adjusted for a change to its method of accounting for pension and other post-employment benefits.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Verizon Communications Inc.
(Registrant)

Date: January 21, 2011	/s/ Robert J. Barish
Robert J. Barish
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued by Verizon Communications Inc. (Verizon) announcing a change to its method of accounting for pensions and other post-employment benefits.

99.2	Verizon unaudited historical financial information adjusted for a change to its method of accounting for pension and other post-employment benefits.